As filed with the Securities and Exchange Commission on October 21, 1998


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report:  October 14, 1998
                       (Date of earliest event reported)



                        Inland Real Estate Corporation
            (Exact name of registrant as specified in the charter)



        Maryland                         0-28382              36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)



                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Since the filing of the last Form 8-K/A by  the  Company on October 13, 1998, the
Company has acquired two additional properties. As of the acquisition of Edinburgh Plaza on October 14, 1998, the aggregate purchase prices of these properties exceeded 10 percent of the total assets of the Company as of December 31, 1997, and accordingly, the Company is filing this Form 8-K.

Woodfield Commons, Schaumburg, IL

On October 8, 1998, we purchased the entire fee simple interest in a Neighborhood Retail Center located at 1025-1253 East Golf Road in Schaumburg, Illinois known as "Woodfield Commons". We purchased Woodfield Commons from Woodfield Commons L.P., an unaffiliated third party, for approximately $27,000,000. We paid for Woodfield Commons using cash and cash equivalents. The purchase price was approximately $130.37 per square foot, which we concluded was fair and reasonable based on, among other things, an appraisal that we received and presented to our board of directors.

Woodfield Commons is comprised of three centers, Woodfield Commons West, Woodfield Commons East and a retail strip which is adjacent to Woodfield Commons West. Woodfield Commons West is a stand alone one-story building which is occupied by Toys R Us. Woodfield Commons West was built in 1973. Woodfield Commons East is a one-story "L-shaped" shopping center and was built in 1975. The retail strip adjacent to Woodfield Commons West was constructed in 1997. In total, Woodfield Commons contains 207,106 leasable square feet. As of September 30, 1998, Woodfield Commons was 94% leased. When we evaluated Woodfield Commons as a potential acquisition, we considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area. The center contains a diverse tenant mix including 7 major national tenants. We did not consider any other factors when we decided to acquire this property.

We do not anticipate making any significant repairs and improvements to Woodfield Commons over the next few years. However, if we were to make any repairs or improvements, a substantial portion of any monies spent on repairs and improvements would be paid by the tenants, pursuant to our leases with these tenants.

The table below sets forth the occupancy rate at Woodfield Commons expressed as a percentage of total gross leasable area and the average annual base rent per square foot:

                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------
               1997                        99                      12.24
               1996                        87                      11.19
               1995                        93                      14.71
               1994                        96                      14.01
               1993                        98                      17.42


Tenants leasing more than 10% of the total gross leasable area of the property are Toys R Us, a toy store, Comp USA, a computer store and Tower Records, a music store. These leases require the tenants to pay base annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------

Toys R Us           47,223        23          2.59      Currently    11/30/01
  Option 1                                    2.59      12/01/01     11/30/06
  Option 2                                    2.59      12/01/06     11/30/11
  Option 3                                    2.59      12/01/11     11/30/16

Comp USA            25,600        12         18.25      Currently    09/30/02
                                             19.25      10/01/02     09/30/07
                                             20.25      10/01/07     09/30/12
  Option 1                                   21.25      10/01/12     09/30/17
  Option 2                                   22.25      10/01/17     09/30/22
  Option 3                                   23.25      10/01/22     09/30/27

Tower Records       23,150        11         19.55      Currently    04/30/03
                                             22.48      05/01/03     04/30/09
  Option 1                                   25.86      05/01/09     04/30/14
  Option 2                                   29.73      05/01/14     04/30/19
  Option 3                                   34.19      05/01/19     04/30/24


For federal income tax purposes, our depreciable basis in Woodfield Commons will be approximately $20,250,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We will depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1998 for the tax year ended 1997 (the most recent tax year for which information is available) were $713,817. The real estate taxes payable were calculated by multiplying the assessed value of the property by an equalizer of 2.1489 and a tax rate of 9.240%.

On September 30, 1998, a total of 194,797 square feet was leased to seventeen tenants at Woodfield Commons. The following tables set forth information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Toys R Us           47,223      11/01     3/5 yr.      122,308          2.59
Party City          11,413      05/08     2/5 yr.      233,967         20.50
Cost Plus           18,900      05/08     3/5 yr.      378,000         20.00
Comp USA            25,600      09/12     3/5 yr.      467,200         18.25
Enterprise Leasing   2,000      06/00        -          32,580         16.29
Areawide Cellular    2,800      08/99     1/5 yr.       45,472         16.24
Tower Records       23,150      10/08     3/5 yr.      452,583         19.55
Apt. Relocation
  Consultants        2,400      03/00        -          40,800         17.00
Currency Exchange    1,200      09/98        -          23,376         19.48
Secretary of State   8,200      02/99        -         186,468         22.74
Kames Music          4,428      05/99        -          59,822         13.51
House of Hunan       6,435      03/99        -         101,416         15.76
Men's Wearhouse      5,250      07/05     2/5 yr.      105,000         20.00
Inca Computer       11,795      08/08     2/5 yr.      206,413         17.50
Boogie Nights        8,917      02/01        -         132,417         14.85
Joanne Fabrics      10,634      01/03     2/5 yr.       79,755          7.50
Fitness Warehouse    4,452      05/01        -          72,657         16.32
Vacant              12,309

                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1998           -          -           -        2,672,066        -           -             -

   1999           5        23,063     416,553     2,758,669      18.06       11.14         15.10

   2000           1         2,400      40,800     2,345,325      17.00        1.16          1.74

   2001           3        60,592     346,502     2,319,164       5.72       29.26         14.94

   2002           -          -           -        1,972,662        -           -             -

   2003           2        12,634     116,375     1,998,262       9.21        6.10          5.82

   2004           -          -           -        2,030,982        -           -             -

   2005           1         5,250     118,125     2,030,982      22.50        2.53          5.82

   2006           -          -           -        1,912,857        -           -             -

   2007           -          -           -        1,912,857        -           -             -


(1) We made no assumptions regarding the re-leasing  of  expired  leases.   It is the opinion  of our
management that the space will be re-leased at market rates at the time of re-leasing.



We received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for Woodfield Commons, as of September 1, 1998, of $27,075,000. You should note that appraisals are estimates of value and therefore you should not rely upon them as a measure of true worth or realizable value.

Edinburgh Festival Center, Brooklyn Park, MN

On October  14,  1998,  we  purchased  the  entire  fee  simple  interest  in a
Neighborhood Retail Center located at 8515-8575 Edinburgh Drive in Brooklyn Park, Minnesota known as "Edinburgh Festival Center". We purchased Edinburgh Festival Center from Edinburgh Festival Partners, L.L.P., an unaffiliated third party, for approximately $9,125,000. As part of the purchase of Edinburgh Festival Center, we assumed the existing mortgage on the property. This mortgage had a balance of approximately $6,077,000. The lender has agreed to allow us to paydown the principal balance of the mortgage by approximately $1,452,000. We anticipate making this paydown by the end of 1998. We paid the remainder of the purchase price using cash and cash equivalents. The purchase price was approximately $99.60 per square foot, which we concluded was fair and reasonable based on, among other things, an appraisal that we received by and presented to our board of directors.

Edinburgh Festival Center, built in 1997, is a one-story, two structure, multi-tenant retail facility. Edinburgh Festival Center contains 91,584 leasable square feet. As of September 30, 1998, Edinburgh Festival Center was 97% leased (100% leased if the master lease, which lasts for five years, is considered). When we evaluated Edinburgh Festival Center as a potential acquisition, we considered a variety of factors including location, demographics, tenant mix, price per square foot, existing rental rates compared to market rates, and occupancy. We believe that the center is located within a vibrant economic area. We were attracted to the center because it is newly constructed and has a grocery store anchor. We did not consider any other factors when we decided to acquire the property.

We do not anticipate making any significant repairs and improvements to Edinburgh Festival Center over the next few years. However, if we were to make any repairs or improvements, a substantial portion of any monies spent on repairs and improvements would be paid by the tenants, pursuant to the terms of our leases with these tenants.

The table below sets forth the occupancy rate at Edinburgh Festival Center expressed as a percentage of total gross leasable area and the average annual base rent per square foot:


                                     Occupancy Rate              Effective
                                          as of                Annual Rental
                                      December 31,           Rate Per Leasable
            Year Ending               of Each Year               Square Ft
           December 31,                    (%)                      ($)
           ------------               ------------             -------------

               1997                        91                      9.03
               1996                         *                        *

*  Edinburgh Festival Center was built in 1997.


One tenant, Knowlan's Festival Grocery, leases more than 10% of the total gross
leasable area of the property.    This  lease  requires  the tenant to pay base
annual rent on a monthly basis as follows:

                                           Base Rent
                                          Per Square
                  Approximate               Foot Per
                     GLA       % of Total    Annum           Lease Term
  Lessee            Leased        GLA         ($)       Beginning       To
   -----------    ----------- ----------- ------------ ------------ ---------
Knowlan's Festival
  Grocery          54,212          59       6.90        Currently    05/31/02
                                            7.20        06/01/02     05/31/07
                                            7.50        06/01/07     05/31/12
                                            7.80        06/01/12     05/31/17
  Option 1                                  7.80        06/01/17     05/31/22
  Option 2                                  7.80        06/01/22     05/31/27
  Option 3                                  7.80        06/01/27     05/31/32
  Option 4                                  7.80        06/01/32     05/31/37

For federal income tax purposes, our depreciable basis in Edinburgh Festival Center will be approximately $6,800,000. When we calculate depreciation expense, for tax purposes, we will use the straight-line method. We will depreciate buildings and improvements based upon estimated useful lives of 40 years.

Real estate taxes payable in 1998 for the tax year ended 1998 are $159,515. The real estate taxes payable were calculated by adding the tax capacity based tax and the market value tax.

On September 30, 1998, a total of 88,736 square feet was leased to thirteen tenants at Edinburgh Festival Center. The following tables set forth information with respect to the amount of and expiration of the leases at this Neighborhood Retail Center:

                  Approximate                         Current        Rent per
                      GLA       Lease     Renewal    Annual Rent    Square Foot
  Lessee            Leased      Ends      Option         ($)            ($)
  ------          ----------    -----     ------     -----------    -----------
Fish & Friends       1,869      08/03     1/5 yr.       26,166         14.00
Hollywood Video      7,038      06/07     2/5 yr.      112,608         16.00
Knowlan's Festival
  Grocery           54,212      05/17     4/5 yr.      374,063          6.90
Knowlan's Corridor     264      05/17        -           3,696         14.00
Snyder's Drug Store  8,916      06/07     2/5 yr.       89,160         10.00
Edinburgh Dairy
  Queen              2,401      05/08     2/5 yr.       31,837         13.26
Caribou Coffee       1,814      05/03     1/5 yr.       21,768         12.00
General Nutrition    1,400      05/03     2/5 yr.       18,200         13.00
Pizza Man            1,120      11/02     1/5 yr.       13,664         12.20
Great Clips          1,400      06/02        -          19,600         14.00
Clean 'N Press       1,260      06/02     1/5 yr.       17,010         13.50
B.P. Liquor          4,640      05/07     2/5 yr.       64,960         14.00
Potpourri Floral     2,450      10/04        -          29,400         12.00
Vacant               2,800


                                                              Average     Percent of    Percent of
                                                              Base Rent      Total      Annual Base
                                     Annual Base    Total     Per Square  Building GLA     Rent
                        Approx. GLA   Rent of       Annual    Foot Under  Represented   Represented
  Year       Number of  of Expiring  Expiring       Base      Expiring    by Expiring   By Expiring
 Ending       Leases      Leases     Leases        Rent (1)   Leases        Leases       Leases
December 31,  Expiring  (Sq. Ft.)       ($)          ($)         ($)          (%)          (%)
-----------  ---------  ----------- -----------  -----------  ----------  ------------- -----------

   1998          -          -            -        812,586          -           -             -

   1999          -          -            -        823,357          -           -             -

   2000          -          -            -        825,212          -           -             -

   2001          -          -            -        835,983          -           -             -

   2002          3         3,780       52,794     842,096        13.97        4.13          6.27

   2003          3         5,083       69,762     829,864        13.72        5.55          8.41

   2004          1         2,450       36,750     762,287        15.00        2.68          4.82

   2005          -          -            -        726,522          -           -             -

   2006          -          -            -        727,530          -           -             -

   2007          3        20,594      298,718     728,687        14.51       22.49         40.99


(1) We made no assumptions regarding the  re-leasing  of  expired  leases.   It is the opinion of our
management that the space will be re-leased at market rates at the time of re-leasing.




We received a letter appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers. The appraisal reported a fair market value for the Edinburgh Festival Center property, as of August 25, 1998, of $9,270,000. You should note that appraisals are estimates of value and therefore you should not rely upon them as a measure of true worth or realizable value.


                                        8


Item 7.  Financial Statements and Exhibits


INDEX TO FINANCIAL STATEMENTS
                                                                      Page
Inland Real Estate Corporation

Pro Forma Balance Sheet at June 30, 1998 (unaudited)                  F-1

Notes to Pro Forma Balance Sheet at June 30, 1998 (unaudited)         F-3

Pro Forma Statement of Operations for the six months ended
June 30, 1998 (unaudited)                                             F-7

Notes to Pro Forma Statement of Operations for the six months
ended June 30, 1998 (unaudited)                                       F-9

Pro Forma Statement of Operations for the year ended
December 31, 1997 (unaudited)                                         F-14

Notes to Pro Forma Statement of Operations for the year
ended December 31, 1997 (unaudited)                                   F-16

High Point Centre

Independent Auditors' Report                                          F-39

Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1997                                  F-40

Notes to the Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1997                                  F-41



Woodland Heights Shopping Center

Independent Auditors' Report                                          F-43

Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1997                                  F-44

Notes to the Historical Summary of Gross Income and Direct Operating
Expenses for the year ended December 31, 1997                         F-45

Eastgate Shopping Center

Independent Auditors' Report                                          F-47

Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1997                                  F-48

Notes to the Historical Summary of Gross Income and Direct Operating
Expenses for the year ended December 31, 1997                         F-49

Winnetka Commons

Independent Auditors' Report                                          F-51

Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1997                                  F-52

Notes to the Historical Summary of Gross Income and Direct Operating
Expenses for the year ended December 31, 1997                         F-53

Fairview Heights Plaza

Independent Auditors' Report                                          F-55

Historical Summary of Gross Income and Direct Operating Expenses
for the Year ended December 31, 1997                                  F-56

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 1997
Plaza                                                                 F-57

Orland Greens

Independent Auditors' Report                                          F-59

Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1997                                  F-60

Notes to the Historical Summary of Gross Income and Direct Operating
Expenses for the year ended December 31, 1997                         F-61

Edinburgh Festival Center

Independent Auditors' Report                                          F-63

Historical Summary of Gross Income and Direct Operating Expenses
for the period from July 1, 1997 (commencement of operations)
to December 31, 1997                                                  F-64

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the period from July 1, 1997 (commencement of
operations) to December 31, 1997                                      F-65

Park Center Plaza

Independent Auditors' Report                                          F-67

Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1997                                  F-68

Notes to the Historical Summary of Gross Income and Direct Operating
Expenses for the year ended December 31, 1997                         F-69

Woodfield Commons Shopping Center

Independent Auditors' Report                                          F-71

Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1997                                  F-72

Notes to the Historical Summary of Gross Income and Direct Operating
Expenses for the year ended December 31, 1997                         F-73




Two Rivers Plaza

Independent Auditors' Report                                          F-75

Historical Summary of Gross Income and Direct Operating Expenses
for the year ended December 31, 1997                                  F-76

Notes to the Historical Summary of Gross Income and Direct Operating
Expenses for the year ended December 31, 1997                         F-77

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Real Estate Corporation
                                   (Registrant)



                        By:/s/ KELLY TUCEK
                            Kelly Tucek
                            Chief Financial and Accounting Officer


Date:     October 21, 1998

                        Inland Real Estate Corporation
                            Pro Forma Balance Sheet
                                 June 30, 1998
                                  (unaudited)


The following unaudited Pro Forma Balance Sheet of the Company is presented to give effect to the acquisitions of the properties indicated in Note B of the Notes to the Pro Forma Balance Sheet as though these transactions occurred June 30, 1998. No pro forma adjustments were made for the Staples Office Supply Store which is currently under construction. This unaudited Pro Forma Balance Sheet should be read in conjunction with the June 30, 1998 Financial Statements and the notes thereto as filed on Form 10-Q.

This unaudited Pro Forma Balance Sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1998, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.







































                                      F-1


                        Inland Real Estate Corporation
                            Pro Forma Balance Sheet
                                 June 30, 1998
                                  (unaudited)



                                 June 30,                    June 30,
                                   1998        Pro Forma       1998
                               Historical(A) Adjustments(B)  Pro Forma
                               ------------- ------------- --------------
Assets
------
Net investment in
  properties.................. $442,229,360   106,854,000   549,083,360
Cash and cash equivalents.....   95,648,994          -       95,648,994
Restricted cash...............    4,664,594          -        4,664,594
Accounts and rents
  receivable..................    8,600,822     1,369,310     9,970,132
Other assets..................    3,609,535          -        3,609,535
                               ------------- ------------- -------------
Total assets.................. $554,753,305   108,223,310   662,976,615
                               ============= ============= =============

Liabilities and Stockholders' Equity
------------------------------------
Accounts payable and accrued
  expenses.................... $  1,909,491          -        1,909,491
Accrued real estate taxes.....   11,254,363     1,681,590    12,935,953
Distributions payable (C).....    2,954,326          -        2,954,326
Security deposits.............    1,142,129       151,920     1,294,049
Mortgages payable.............  167,572,782    15,825,000   183,397,782
Unearned income...............      560,113          -          560,113
Other liabilities.............    2,511,406          -        2,511,406
Due to Affiliates.............      596,588          -          596,588
                               ------------- ------------- -------------
Total liabilities.............  188,501,198    17,658,510   206,159,708
                               ------------- ------------- -------------
Common Stock (D)..............      418,237       105,308       523,545
Additional paid in capital
  (net of Offering costs) (D).  377,330,643    90,459,492   467,790,135
Accumulated distributions in
  excess of net income........  (11,496,773)         -      (11,496,773)
                               ------------- ------------- -------------
Total Stockholders' equity....  366,252,107    90,564,800   456,816,907
                               ------------- ------------- -------------
Total liabilities and
  Stockholders' equity........ $554,753,305   108,223,310   662,976,615
                               ============= ============= =============







              See accompanying notes to pro forma balance sheet.


                                      F-2


                                  Inland Real Estate Corporation
                                 Notes to Pro Forma Balance Sheet
                                            (continued)
                                           June 30, 1998
                                            (unaudited)

(A) The June 30, 1998 Historical column represents  the historical balance sheet as presented in the
    June 30, 1998 10-Q as filed with the SEC.

(B) The following pro forma  adjustment  relates  to  the  acquisition  of the subject properties as though they were acquired on June 30, 1998.  The terms are described in the notes that follow.
                                                      Pro Forma Adjustments
                             -----------------------------------------------------------------------------
                               Winnetka                  Fairview      Orland       Bakers     Edinburgh
                                Commons     Eastgate      Heights      Greens       Shoes       Festival
                             ------------ ------------ ------------ ------------ ------------ ------------
Assets
------
Net investment in
  properties................ $ 4,435,000    7,731,000   11,241,000    5,100,000      963,000    9,107,000
Accounts and rents
  receivable................      11,000      132,000       84,155      130,000       55,000         -
                             ------------ ------------ ------------ ------------ ------------ ------------
Total assets................ $  4,446,000   7,863,000   11,325,155    5,230,000    1,018,000    9,107,000
                             ============ ============ ============ ============ ============ ============
Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate taxes...      11,000      148,750       84,155      132,600       55,000         -
Security deposits...........      14,694         -           2,505       19,298         -           8,402
Mortgage payable............        -            -            -            -            -       4,625,000
                             ------------ ------------ ------------ ------------ ------------ ------------
Total liabilities...........      25,694      148,750       86,660      151,898       55,000    4,633,402
                             ------------ ------------ ------------ ------------ ------------ ------------
Common Stock................       5,140        8,970       13,068        5,905        1,120        5,202
Additional paid in capital
  (net of Offering Costs)...   4,415,166    7,705,280   11,225,427    5,072,197      961,880    4,468,396
                             ------------ ------------ ------------ ------------ ------------ ------------
Total Stockholders' equity..   4,420,306    7,714,250   11,238,495    5,078,102      963,000    4,473,598
                             ------------ ------------ ------------ ------------ ------------ ------------
Total liabilities and
  Stockholders' equity...... $  4,446,000   7,863,000   11,325,155    5,230,000    1,018,000    9,107,000
                             ============ ============ ============ ============ ============ ============

                                                         F-3












                                      F-3


                                           Inland Real Estate Corporation
                                          Notes to Pro Forma Balance Sheet
                                                     (continued)
                                                    June 30, 1998
                                                     (unaudited)

                                                 Pro Forma Adjustments
                             ---------------------------------------------------
                                                                     Marketplace    Total
                               Woodfield                   Park        at Six     Pro Forma
                                Commons    Two Rivers     Center      Corners    Adjustments
                             ------------ ------------ ------------ ------------ ------------
Assets
------
Net investment in
  properties................ $27,000,000    6,770,000   15,500,000   19,007,000  106,854,000
Accounts and rents
  receivable................     352,000       18,300      401,350      185,505    1,369,310
                             ------------ ------------ ------------ ------------ ------------
Total assets................ $27,352,000    6,788,300   15,901,350   19,192,505  108,223,310
                             ============ ============ ============ ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate taxes...     374,750       18,300      670,530      186,505    1,681,590
Security deposits...........     100,355        6,666         -            -         151,920
Mortgage payable............        -            -            -      11,200,000   15,825,000
                             ------------ ------------ ------------ ------------ ------------
Total liabilities...........     475,105       24,966      670,530   11,386,505   17,658,510
                             ------------ ------------ ------------ ------------ ------------
Common Stock................      31,252        7,864       17,710        9,077      105,308
Additional paid in capital
  (net of Offering Costs)...  26,845,643    6,755,470   15,213,110    7,796,923   90,459,492
                             ------------ ------------ ------------ ------------ ------------
Total Stockholders' equity..  26,876,895    6,763,334   15,230,820    7,806,000   90,564,800
                             ------------ ------------ ------------ ------------ ------------
Total liabilities and
  Stockholders' equity...... $27,352,000    6,788,300   15,901,350   19,192,505  108,223,310
                             ============ ============ ============ ============ ============

                                                         F-4

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                                 June 30, 1998
                                  (unaudited)

    Acquisitions of Property:

    On July 1, 1998, the Company acquired Winnetka Commons from an unaffiliated third party for the purchase price of approximately $4,435,000 on an all cash basis, funded from cash and cash equivalents.

    On July 7, 1998, the Company acquired Eastgate from an unaffiliated third party for the purchase price of approximately $7,731,000 on an all cash basis, funded from cash and cash equivalents.

    On  August  24,  1998,  the  Company  acquired  Fairview  Heights  from  an
    unaffiliated  third  party   for   the   purchase  price  of  approximately
    $11,241,000 on an all cash basis, funded from cash and cash equivalents.

    On September 17, 1998, the Company acquired Orland Greens from an unaffiliated third party for the purchase price of approximately $5,100,000 on an all cash basis, funded from cash and cash equivalents.

    On  September  25,  1998,  the   Company  acquired  Bakers  Shoes  from  an
    unaffiliated third party for the purchase price of approximately $963,000 on an all cash basis, funded from cash and cash equivalents.

    On October 1, 1998, the Company acquired Two Rivers from an unaffiliated third party for the purchase price of approximately $6,770,000 on an all cash basis, funded from cash and cash equivalents.

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                                 June 30, 1998
                                  (unaudited)


    Probable Acquisitions of Property:

    The Company anticipates the acquisition of Edinburgh Festival Center from an unaffiliated third party for the purchase price of approximately $9,107,000 on an all cash basis, funded from cash and cash equivalents.

    The Company  anticipates  the  acquisition  of  Woodfield  Commons  from an
    unaffiliated  third  party   for   the   purchase  price  of  approximately
    $27,000,000 on an all cash basis, funded from cash and cash equivalents.

    The Company anticipates the acquisition of Park Center from an unaffiliated third party for the purchase price of approximately $15,500,000 on an all cash basis, to be funded from cash and cash equivalents.

    The Company anticipates the acquisition of a Staples Office Supply Store to
    be constructed in 1998.   The  total price will be approximately $2,694,000
    and will be funded from cash and cash equivalents.

    The Company anticipates the acquisition of Marketplace at Six Corners from an unaffiliated third party for the purchase price of approximately $19,007,000 on an all cash basis, to be funded from cash and cash equivalents.

(C) No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

(D) Additional Offering Proceeds of $105,308,000, net of additional Offering costs of $14,743,200 are reflected as received as of June 30, 1998, prior to the purchase of the properties. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                    For the six months ended June 30, 1998
                                  (unaudited)


The following unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisitions of the properties indicated in Note B of the Notes to the Pro Forma Statement of Operations as though they occurred on the earlier of January 1, 1997 or the date operations commenced. Pro forma adjustments for Oak Forest Commons and Downers Grove Market are as of March 5, 1998 and March 25, 1998, respectively, as these are the dates that operations commenced. Construction is not complete on the Staples Office Supply Store and therefore, no pro forma adjustment has been made. This unaudited Pro Forma Statement of Operations should be read in conjunction with the June 30, 1998 Financial Statements and the notes thereto as filed on Form 10-Q.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the six months ended June 30, 1998, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                    For the six months ended June 30, 1998
                                 (unaudited)


                                  Pro Forma
                                 Adjustments
                                 -----------
                     June 30,
                       1998          1998        June 30,
                    Historical   Acquisitions      1998
                       (A)            (B)       Pro Forma
                   ------------  ------------  -----------

Rental income..... $21,431,176     7,779,416    29,210,592
Additional rental
  income..........   7,185,041     3,232,954    10,417,995
Interest
  income(C).......   1,834,865          -        1,834,865
Other income......      62,314          -           62,314
                   ------------  ------------  ------------
  Total income....  30,513,396    11,012,369    41,525,765
                   ------------  ------------  ------------
Professional services
  and general and
  administrative
  fees............     366,355          -          366,355
Advisor asset
  management fee.(F)   980,376       830,559     1,810,935
Property operating
  expenses........   9,477,710     3,896,347    13,374,057
Interest expense..   5,331,747       453,100     5,784,847
Depreciation (D)..   5,018,934     2,092,453     7,111,387
Amortization......      97,548          -           97,548
Acquisition costs
  expensed........     108,901          -          108,901
                   ------------  ------------  ------------
Total expenses....  21,381,571     7,272,458    28,654,029
                   ------------  ------------  ------------
  Net income...... $ 9,131,825     3,739,911    12,871,736
                   ============  ============  ============

Weighted average
  common stock
  outstanding (E).  33,594,462                  43,167,916
                   ============                ============

Net income per weighted
  average common stock
  outstanding, basic and
  diluted (E)..... $       .27                         .30
                   ============                ============


            See accompanying notes to pro forma statement of operations.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                    For the six months ended June 30, 1998
                                  (unaudited)


(A) The  1998  Historical  column   represents   the  historical  statement  of
    operations of the Company for the six months ended June 30, 1998 (unaudited), as filed with the SEC on Form 10-Q.

(B) Total pro forma adjustments for the six months ended June 30, 1998 are as though the 1998 acquisitions of the following properties occurred the earlier of January 1, 1997 or the date operations commenced and are based on information provided by the seller. All properties were purchased on an all cash basis except for Mill Creek, Schaumburg Plaza and Edinburgh Festival. Pro forma adjustments for interest expense on these properties were based on the following terms.

    Mill Creek Shopping Center

    As part of the acquisition of Mill Creek Shopping Center, the Company assumed the existing mortgage loan of $9,500,000, maturing September 10, 1999, with the balance funded with cash and cash equivalents. The loan requires interest only monthly payments at a rate of 8% per annum.

    Schaumburg Plaza

    As part of the acquisition of Schaumburg Plaza, the Company assumed the existing debt of $3,924,183. The debt requires monthly interest only payments at a rate of 9.25% per annum through September 2004 and then requires principal and interest payments through December 2009 at a rate of 9.25% per annum based on a 30 year amortization schedule.

    Edinburgh Festival

    As part of the acquisition of Edinburgh Festival, the Company will assume the existing first mortgage loan, maturing September 30, 2008, with a balance of $4,625,000. The loan requires interest only monthly payments at a rate of 6.30% per annum.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                    For the six months ended June 30, 1998
                                  (unaudited)

(B) Total pro forma adjustments for 1998 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.


                                  West
                     Coopers     Chicago      Maple     Lake Park     Orland
                      Grove     Dominick's    Plaza       Plaza        Park
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $   12,649      36,150      30,776     130,540      11,631
Additional rental
  income..........      9,364        -         11,154      49,688       5,600
                   ----------- ----------- ----------- ----------- -----------
Total income......     22,013      36,150      41,930     180,228      17,231
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..      1,271       3,625       2,638      13,452       2,083
Property operating
  expenses........     10,754       1,085      13,041      60,970       7,200
Interest expense..       -           -           -           -           -
Depreciation......      3,213       9,062       6,950      33,000       5,208
                   ----------- ----------- ----------- ----------- -----------
Total expenses....     15,238      13,772      22,629     107,422      14,492
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $    6,775      22,378      19,301      72,806       2,739
                   =========== =========== =========== =========== ===========


                     Homewood     Wisner       Mill     Prairie     Elmhurst
                       Plaza      Plaza       Creek     Square     City Center
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $   29,096      29,958     180,896      78,950      84,667
Additional rental
  income..........     22,945      12,915     123,799      29,500      15,971
                   ----------- ----------- ----------- ----------- -----------
Total income......     52,041      42,873     304,695     108,450     100,637
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..      2,812       2,738      18,933       7,750       3,979
Property operating
  expenses........     25,287      14,844     142,668      34,380      23,473
Interest expense..       -           -        126,667        -           -
Depreciation......      6,970       6,880      45,417      21,950       9,948
                   ----------- ----------- ----------- ----------- -----------
Total expenses....     35,069      24,462     333,685      64,080      37,400
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $   16,972      18,411     (28,990)     44,370      63,238
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                    For the six months ended June 30, 1998
                                  (unaudited)



                    St. James   Chestnut      Bergen     Berwyn      Western &
                     Crossing     Court       Plaza       Plaza       Howard
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  189,704     319,057     490,456      60,841      70,092
Additional rental
  income..........     54,985      82,340     190,947      50,285      24,948
                   ----------- ----------- ----------- ----------- -----------
Total income......    244,689     401,397     681,403     111,126      95,040
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     18,693      40,360      43,119       6,888       6,377
Property operating
  expenses........     65,996     134,035     227,516      57,382      34,369
Interest expense..       -           -           -           -           -
Depreciation......     46,750     100,900     125,767      17,222      15,942
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    131,439     275,295     396,402      81,492      56,688
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $  113,250     126,102     285,001      29,634      38,352
                   =========== =========== =========== =========== ===========


                               High Point    Woodland   Walgreens   Schaumburg
                    Wauconda      Center      Heights   Woodstock     Plaza
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $   80,746     331,704     342,420      48,013     373,663
Additional rental
  income..........     21,603      78,007     313,058        -        177,341
                   ----------- ----------- ----------- ----------- -----------
Total income......    102,349     409,711     655,478      48,013     551,004
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..      6,313      32,787      46,400       5,035      34,935
Property operating
  expenses........     26,209      80,420     363,700        -        215,485
Interest expense..       -           -           -           -        180,746
Depreciation......     22,094      97,672     112,778      10,978      86,667
                   ----------- ----------- ----------- ----------- -----------
Total expenses....     54,616     210,879     522,878      16,013     517,833
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $   47,733     198,832     132,600      32,000      33,171
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                    For the six months ended June 30, 1998
                                  (unaudited)



                     Winnetka                Fairview     Orland
                     Commons     Eastgate     Heights     Greens
                   ----------- ----------- ----------- -----------
Rental income..... $  225,717     422,415     641,370     226,763
Additional rental
  income..........    161,656     123,597     137,716     179,945
                   ----------- ----------- ----------- -----------
Total income......    387,373     546,012     779,086     406,708
                   ----------- ----------- ----------- -----------
Advisor asset
  management fee..     22,175      38,655      52,305      25,500
Property operating
  expenses........    134,458     148,597     163,116     171,852
Interest expense..       -           -           -           -
Depreciation......     46,667      86,250     141,666      63,333
                   ----------- ----------- ----------- -----------
Total expenses....    203,300     273,502     357,087     260,685
                   ----------- ----------- ----------- -----------
Net income (loss). $  184,073     272,510     421,999     146,023
                   =========== =========== =========== ===========



                      Bakers    Edinburgh   Woodfield      Two
                      Shoes      Festival    Commons      Rivers
                   ----------- ----------- ----------- -----------
Rental income..... $   50,000     407,106     926,843     327,595
Additional rental
  income..........       -        192,500     454,500      56,118
                   ----------- ----------- ----------- -----------
Total income......     50,000     599,606   1,381,343     383,713
                   ----------- ----------- ----------- -----------
Advisor asset
  management fee..      4,815      45,535     135,000      33,850
Property operating
  expenses........      2,500     211,588     488,791     124,102
Interest expense..       -        145,687        -           -
Depreciation......      5,333     113,333     337,500      81,666
                   ----------- ----------- ----------- -----------
Total expenses....     12,648     516,143     961,291     239,618
                   ----------- ----------- ----------- -----------
Net income (loss). $   37,352      83,463     420,052     144,095
                   =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                    For the six months ended June 30, 1998
                                  (unaudited)


                               Marketplace  Total 1998
                       Park         at     Acquisitions
                      Center   Six Corners   Pro Forma
                   ----------- ----------- ------------
Rental income..... $  726,598     893,000    7,779,416
Additional rental
  income..........    361,021     291,451    3,232,954
                   ----------- ----------- ------------
Total income......  1,087,619   1,184,451   11,012,369
                   ----------- ----------- ------------
Advisor asset
  management fee..     77,500      95,035      830,559
Property operating
  expenses........    605,738     306,791    3,896,347
Interest expense..       -           -         453,100
Depreciation......    193,750     237,587    2,092,453
                   ----------- ----------- ------------
Total expenses....    876,988     639,413    7,272,458
                   ----------- ----------- ------------
Net income (loss). $  210,631     545,038    3,739,911
                   =========== =========== ============



(C) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(D) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(E) The pro forma weighted average common stock shares for the six months ended June 30, 1998 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

(F) Advisor Asset Management Fees are calculated as 1% per annum of the Average Invested Assets (as defined).

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1997
                                  (unaudited)


The following unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisitions of the properties indicated in Note B and Note C of the Notes to the Pro Forma Statement of Operations as though they occurred the earlier of January 1, 1997 or the date operations commenced. No pro forma adjustments have been made for Orland Park, Oak Forest Commons, Downers Grove Market and Marketplace at Six Corners as these centers were completed in 1997 and 1998 and no significant operations existed for the year ended December 31, 1997. Construction had not begun on Staples Office Supply Store and therefore, there were no operations for the year ended December 31, 1997. This unaudited Pro Forma Statement of Operations should be read in conjunction with the December 31, 1997 Financial Statements and the notes thereto as filed on Form 10-K.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1997, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1997
                                 (unaudited)


                                    Pro Forma Adjustments
                                 ---------------------------

                       1997          1997           1998
                    Historical   Acquisitions  Acquisitions      1997
                       (A)            (B)           (C)       Pro Forma
                   ------------  ------------  ------------  ------------

Rental income..... $21,112,365     9,903,951    21,690,127    52,706,443
Additional rental
  income..........   6,592,983     3,622,583     8,767,020    18,982,586
Interest
  income(D).......   1,615,520          -             -        1,615,520
Other income......     100,717          -             -          100,717
                   ------------  ------------  ------------  ------------
  Total income....  29,421,585    13,526,534    30,457,147    73,405,266
                   ------------  ------------  ------------  ------------
Professional services
  and general and
  administrative
  fees............     482,954          -             -          482,954
Advisor asset
  management fee.(G)   843,000     1,832,719     2,283,371     4,959,090
Property operating
  expenses........   8,863,024     4,476,786    11,555,296    24,895,106
Interest expense..   5,654,564     1,338,640     1,284,941     8,278,145
Depreciation (E)..   4,556,445     2,371,640     5,680,352    12,608,437
Amortization......     124,884          -             -          124,884
Acquisition costs
  expensed........     249,493          -             -          249,493
                   ------------  ------------  ------------  ------------
Total expenses....  20,774,364    10,019,785    20,803,960    51,598,109
                   ------------  ------------  ------------  ------------
  Net income...... $ 8,647,221     3,506,749     9,653,187    21,807,157
                   ============  ============  ============  ============

Weighted average
  common stock
  outstanding (F).  15,225,983                                38,954,901
                   ============                              ============

Net income per weighted
  average common stock
  outstanding, basic and
  diluted (F)..... $       .57                                       .56
                   ============                              ============


            See accompanying notes to pro forma statement of operations.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                     For the year ended December 31, 1997
                                  (unaudited)


(A) The  1997  Historical  column   represents   the  historical  statement  of
    operations of the Company for the year ended December 31, 1997, as filed with the SEC on Form 10-K.

(B) Total pro forma adjustments for the year ended December 31, 1997 are as though the 1997 acquisitions of the following properties occurred the earlier of January 1, 1997 or the date operations commenced (May 13, 1997 for the Glendale Heights Dominick's). All properties were purchased on an all cash basis except for Maple Park, Aurora Commons, Lincoln Park Place and Rivertree Court. Pro forma adjustments for interest expense on these properties were based on the following terms:

    Maple Park Shopping Center

    The Company funded the purchase using (i) the proceeds of a short-term loan maturing April 7, 1997 in the amount of $8 million from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Short-Term Loan bears interest at a rate of 9.0% per annum and requires a loan fee of 1/4%.

    Aurora Commons Shopping Center

    As part of the acquisition of Aurora Commons Shopping Center, the Company assumed the existing mortgage loan, maturing December 31, 2001, with the balance funded with cash and cash equivalents. The loan bears interest at a rate of 9% per annum with monthly payments of principal and interest on the first day of each month.

    Lincoln Park Place Shopping Center

    The Company funded the purchase of Lincoln Park Place Shopping Center using the proceeds of a short-term loan maturing February 7, 1997 in the amount of $2,016,110 from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"). The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of 9% per annum.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                     For the year ended December 31, 1997
                                  (unaudited)


    Rivertree Court

    As part of the acquisition of Rivertree Court, the Company assumed the existing first mortgage loan, maturing January 1, 1999, with a balance of $15,700,000. The loan requires interest only monthly payments at a rate of 10.03% per annum.

    Fashion Square

    As part of the acquisition of Fashion Square, the Company assumed the existing bond financing, in the remaining principal balance of $6,200,000. Monthly interest only payments are due on the financing through December 1, 2014 maturity date. The interest rate changes weekly and is currently 4.1%. The bond financing is secured by a Letter of Credit issued by LaSalle National Bank, who receives an annual fee of 1.25% of the outstanding principal balance.

                                            Inland Real Estate Corporation
                                      Notes to Pro Forma Statement of Operations
                                                      (continued)
                                         For the year ended December 31, 1997
                                                      (unaudited)

(B) Total pro forma adjustments for 1997 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.
                                                          Niles
                    Maple Park    Aurora     Lincoln    Shopping     Cobblers    Mallard      Calumet     Ameritech
                      Place       Commons   Park Place   Center        Mall        Mall        Square     Outlot
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Rental income..... $   39,736      82,740      14,159      98,780     341,053      356,037     130,663       36,768
Additional rental
  income..........      8,168      26,594       5,714      39,507     189,843      138,412     146,565        8,091
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Total income......     47,904     109,334      19,873     138,287     530,896      494,449     277,228       44,859
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Advisor asset
  management fee..       -           -           -           -           -            -           -            -
Property operating
  expenses........     10,039      30,055       6,352      43,952     205,189      161,720     152,445        9,746
Interest expense..       -           -           -           -           -            -           -            -
Depreciation......       -           -           -           -           -            -           -            -
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Total expenses....     10,039      30,055       6,352      43,952     205,189      161,720     152,445        9,746
                   ----------- ----------- ----------- ----------- ----------- ------------ -----------  -----------
Net income (loss). $   37,865      79,279      13,521      94,335     325,707      332,729     124,783       35,113
                   =========== =========== =========== =========== =========== ============ ===========  ===========

                                            Highland                                          Glendale
                    Schaumburg   Sequoia      Park        River     Rivertree   Shorecrest     Heights
                    Dominicks     Plaza     Dominicks     Square      Court        Plaza      Dominicks  Party City
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Rental income..... $  269,510     182,563     405,156     358,182   1,923,392      311,714      303,692     166,666
Additional rental
  income..........       -         67,441        -        157,773     588,600      128,728         -         33,000
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total income......    269,510     250,004     405,156     515,955   2,511,992      440,442      303,692     199,666
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Advisor asset
  management fee..       -           -           -           -           -            -            -           -
Property operating
  expenses........      5,390      78,364       8,103     166,076     732,510      154,027        7,592      39,000
Interest expense..       -           -           -           -           -            -            -           -
Depreciation......       -           -           -           -           -            -            -           -
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Total expenses....      5,390      78,364       8,103     166,076     732,510      154,027        7,592      39,000
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------ -----------
Net income (loss). $  264,120     171,640     397,053     349,879   1,779,482      286,415      296,099     160,666
                   =========== =========== =========== =========== =========== ============ ============ ===========

                                                                       F-18


                                     F-18


                                            Inland Real Estate Corporation
                                      Notes to Pro Forma Statement of Operations
                                                      (continued)
                                         For the year ended December 31, 1997
                                                      (unaudited)

(B) Total pro forma adjustments for 1997 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.
                     Roselle                 Wilson     Terramere    Iroquois     Fashion    Naper West
                      Eagle    Countryside    Plaza       Plaza       Center       Square       Plaza
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Rental income..... $  307,980     256,000     136,100     419,563   1,376,053     808,935     1,578,508
Additional rental
  income..........     77,500        -         50,500     376,745     446,667     543,963       588,773
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Total income......    385,480     256,000     186,600     793,309   1,822,720   1,352,897     2,167,281
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Advisor asset
  management fee..       -           -           -           -           -           -             -
Property operating
  expenses........    100,000      87,000      61,100     406,416     551,333     741,680       718,696
Interest expense..       -           -           -           -           -           -             -
Depreciation......       -           -           -           -           -           -             -
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Total expenses....    100,000      87,000      61,100     406,416     551,333     741,680       718,696
                   ----------- ----------- ----------- ----------- ----------- ------------ ------------
Net income (loss). $  285,480     169,000     125,500     389,892   1,271,387     611,217     1,448,585
                   =========== =========== =========== =========== =========== ============ ============
                                  Total
                                  1997
                    Pro Forma  Acquisitions
                   Adjustments  Pro Forma
                   ----------- -------------
Rental income..... $     -       9,903,951
Additional rental
  income..........       -       3,622,583
                   ----------- ------------
Total income......       -      13,526,534
                   ----------- ------------
Advisor asset
  management fee..  1,832,719    1,832,719
Property operating
  expenses........       -       4,476,786
Interest expense..  1,338,640    1,338,640
Depreciation......  2,371,640    2,371,640
                   ----------- ------------
Total expenses....  5,542,999   10,019,785
                   ----------- ------------
Net income (loss). $(5,542,999)  3,506,749
                   =========== ============

                                                                       F-19

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


(C) Total pro forma adjustments for 1998 acquisitions are as though they were acquired the earlier of January 1, 1997 or the date operations commenced.

    All properties were purchased on an all cash basis except Edinburgh Festival. The pro forma adjustment for interest expense on this property was based on the following terms:

    As part of the acquisition of Edinburgh Festival, the Company assumed the existing first mortgage loan, maturing September 30, 2008, with a balance of $4,625,000. The loan requires interest only monthly payments at a rate of 6.30% per annum.


                                              West
                    Woodfield    Coopers     Chicago      Maple     Lake Park
                      Plaza       Grove     Dominick's    Plaza       Plaza
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $2,235,315     577,096     628,320     369,317   1,216,080
Additional rental
  income..........    755,071     401,492        -        129,431     472,163
                   ----------- ----------- ----------- ----------- -----------
Total income......  2,990,386     978,588     628,320     498,748   1,688,243
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..    192,000      58,000      63,000      31,650     122,750
Property operating
  expenses........    873,792     488,067      18,850     133,667     543,398
Interest expense..       -           -           -           -           -
Depreciation......    483,000     146,600     157,500      83,400     293,000
                   ----------- ----------- ----------- ----------- -----------
Total expenses....  1,548,792     692,667     239,350     248,717     959,148
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $1,441,594     285,921     388,970     250,031     729,095
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                               December 31, 1997
                                  (unaudited)


                     Homewood     Wisner     Elmhurst      Mill     Prairie
                       Plaza      Plaza    City Center    Creek     Square
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  220,375     206,312     508,377   1,085,374     315,796
Additional rental
  income..........    132,016      59,636      95,827     725,135      87,777
                   ----------- ----------- ----------- ----------- -----------
Total income......    332,391     265,948     604,204   1,810,509     403,573
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     19,363      18,853      47,750     113,600      31,000
Property operating
  expenses........    166,951     101,312     140,836     823,792     130,448
Interest expense..       -           -           -        760,000        -
Depreciation......     46,500      45,900     119,375     272,500      87,800
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    232,814     166,065     307,961   1,969,892     249,248
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $   99,577      99,883     296,243    (159,383)    154,325
                   =========== =========== =========== =========== ===========


                    St. James   Chestnut      Bergen    Western &    Berwyn
                     Crossing     Court       Plaza      Howard       Plaza
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  720,615   1,197,317   1,681,564     210,288     176,345
Additional rental
  income..........    183,197     306,682     980,649      69,180     131,460
                   ----------- ----------- ----------- ----------- -----------
Total income......    903,812   1,503,999   2,662,213     279,468     307,805
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     74,770     161,440     172,477      19,130      18,370
Property operating
  expenses........    265,225     593,967   1,105,206      88,145     147,830
Interest expense..       -           -           -           -           -
Depreciation......    187,000     403,600     431,200      47,825      45,925
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    526,995   1,159,007   1,708,883     155,100     212,125
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $  376,817     344,992     953,330     124,368      95,680
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                               December 31, 1997
                                  (unaudited)


                               High Point    Woodland   Walgreens   Winnetka
                    Wauconda      Center      Heights   Woodstock    Commons
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  230,703   1,078,701      684,840    110,800     453,321
Additional rental
  income..........     72,913     251,518      754,544       -        343,033
                   ----------- ----------- ----------- ----------- -----------
Total income......    303,616   1,330,219    1,439,384    110,800     796,354
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     25,250     103,540       96,000     11,620      44,350
Property operating
  expenses........     72,912     305,583      844,901      4,986     327,566
Interest expense..       -           -            -          -           -
Depreciation......     63,125     308,437      233,333     25,333      93,333
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    161,287     717,560    1,174,234     41,939     465,249
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $  142,329     612,659      265,150     68,861     331,105
                   =========== =========== =========== =========== ===========


                                                        Fairview
                   Schaumburg                 Park       Heights     Orland
                     Plaza       Eastgate    Center       Plaza      Greens
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  734,658     844,830   1,386,980   1,280,215     442,337
Additional rental
  income..........    315,191     200,749     532,465     315,356     492,656
                   ----------- ----------- ----------- ----------- -----------
Total income......  1,049,849   1,045,579   1,919,445   1,595,571     934,993
                   ----------- ----------- ----------- ----------- -----------
Advisor asset
  management fee..     69,873      77,310     155,000     112,410      51,000
Property operating
  expenses........    511,999     436,950   1,210,493     385,880     469,956
Interest expense..    379,254        -           -           -           -
Depreciation......    173,333     172,500     387,500     283,333     126,667
                   ----------- ----------- ----------- ----------- -----------
Total expenses....  1,134,459     686,760   1,752,993     781,623     647,623
                   ----------- ----------- ----------- ----------- -----------
Net income (loss). $  (84,610)    358,819     166,452     813,948     287,370
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                               December 31, 1997
                                  (unaudited)


                                Edinburgh                          Total 1998
                     Bakers      Festival   Woodfield      Two     Acquisitions
                     Shoes        Center     Commons      Rivers     Pro Forma
                   ----------- ----------- ----------- ----------- ------------
Rental income..... $  100,000     413,667   1,921,834     678,750   21,690,127
Additional rental
  income..........       -        168,097     643,583     147,199    8,767,020
                   ----------- ----------- ----------- ----------- ------------
Total income......    100,000     581,764   2,565,417     825,949   30,457,147
                   ----------- ----------- ----------- ----------- ------------
Advisor asset
  management fee..      9,630      45,535     270,000      67,700    2,283,371
Property operating
  expenses........      4,500     201,513     976,853     179,718   11,555,296
Interest expense..       -        145,687        -           -       1,284,941
Depreciation......     10,667     113,333     675,000     163,333    5,680,352
                   ----------- ----------- ----------- ----------- ------------
Total expenses....     24,797     506,068   1,921,853     410,751   20,803,960
                   ----------- ----------- ----------- ----------- ------------
Net income (loss). $   75,203      75,696     643,564     415,198    9,653,187
                   =========== =========== =========== =========== ============

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Woodfield Plaza, Schaumburg, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Woodfield Plaza
                               -------------------------------------
                                   *As      Pro Forma
                                 Reported  Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $2,235,315        -      2,235,315
    Additional rental income..    755,071        -        755,071
                               ----------- ----------- -----------
    Total income..............  2,990,386        -      2,990,386
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -        192,000     192,000
    Property operating
      expenses................    801,632      72,160     873,792
    Depreciation..............       -        483,000     483,000
                               ----------- ----------- -----------
    Total expenses............    801,632     747,160   1,548,792
                               ----------- ----------- -----------
    Net income (loss)......... $2,188,754    (747,160)  1,441,594
                               =========== =========== ===========



    Acquisition of Coopers Grove, Country Club Hills, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Coopers Grove
                               -----------------------------------
                                   *As      Pro Forma
                                 Reported  Adjustments    Total
                               ----------- ----------- -----------
    Rental income............. $  577,096        -        577,096
    Additional rental income..    401,492        -        401,492
                               ----------- ----------- -----------
    Total income..............    978,588        -        978,588
                               ----------- ----------- -----------
    Advisor asset
      management fee..........       -         58,000      58,000
    Property operating
      expenses................    428,031      60,036     488,067
    Depreciation..............       -        146,600     146,600
                               ----------- ----------- -----------
    Total expenses............    428,031     264,636     692,667
                               ----------- ----------- -----------
    Net income (loss)......... $  550,557    (264,636)    285,921
                               =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)

    Acquisition of West Chicago Dominick's, West Chicago, Illinois

    This pro forma adjustment reflects the purchase of West Chicago Dominick's as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                        West Chicago Dominick's
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  628,320         -        628,320
    Additional rental income..       -            -           -
                               -----------  ----------- -----------
    Total income..............    628,320        -         628,320
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          63,000      63,000
    Property operating
      expenses................       -          18,850      18,850
    Depreciation..............       -         157,500     157,500
                               -----------  ----------- -----------
    Total expenses............       -         239,350     239,350
                               -----------  ----------- -----------
    Net income (loss)......... $  628,320     (239,350)    388,970
                               ===========  =========== ===========



    Acquisition of Maple Plaza, Downers Grove, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Maple Plaza
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  369,317         -        369,317
    Additional rental income..    129,431         -        129,431
                               -----------  ----------- -----------
    Total income..............    498,748         -        498,748
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          31,650      31,650
    Property operating
      expenses................    133,667         -        133,667
    Depreciation..............       -          83,400      83,400
                               -----------  ----------- -----------
    Total expenses............    133,667      115,050     248,717
                               -----------  ----------- -----------
    Net income (loss)......... $  365,081     (115,050)    250,031
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)

    Acquisition of Lake Park Plaza, Michigan City, Indiana

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Lake Park Plaza
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,216,080         -      1,216,080
    Additional rental income..    472,163         -        472,163
                               -----------  ----------- -----------
    Total income..............  1,688,243         -      1,688,243
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         122,750     122,750
    Property operating
      expenses................    467,427       75,971     543,398
    Depreciation..............       -         293,000     293,000
                               -----------  ----------- -----------
    Total expenses............    467,427      491,721     959,148
                               -----------  ----------- -----------
    Net income (loss)......... $1,220,816     (491,721)    729,095
                               ===========  =========== ===========



    Acquisition of Homewood Plaza, Homewood, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X to the Pro Forma Adjustments:

                                          Homewood Plaza
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  200,375         -        200,375
    Additional rental income..    132,016         -        132,016
                               -----------  ----------- -----------
    Total income..............    332,391         -        332,391
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          19,363      19,363
    Property operating
      expenses................    166,951         -        166,951
    Depreciation..............       -          46,500      46,500
                               -----------  ----------- -----------
    Total expenses............    166,951       65,863     232,814
                               -----------  ----------- -----------
    Net income (loss)......... $  165,440      (65,863)     99,577
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)



    Acquisition of Wisner Plaza, Chicago, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X to the Pro Forma Adjustments:

                                           Wisner Plaza
                               -----------------------------------
                               Year ended
                               December 31,  Pro Forma
                                 1997       Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  206,312         -        206,312
    Additional rental income..     59,636         -         59,636
                               -----------  ----------- -----------
    Total income..............    265,948         -        265,948
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          18,853      18,853
    Property operating
      expenses................    101,312         -        101,312
    Depreciation..............       -          45,900      45,900
                               -----------  ----------- -----------
    Total expenses............    101,312       64,753     166,065
                               -----------  ----------- -----------
    Net income (loss)......... $  164,636      (64,753)     99,883
                               ===========  =========== ===========



    Acquisition of Elmhurst City Center, Elmhurst, Illinois

    This pro forma adjustment reflects the purchase of Elmhurst City Center as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                        Elmhurst City Center
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  508,377         -        508,377
    Additional rental income..     95,827         -         95,827
                               -----------  ----------- -----------
    Total income..............    604,204         -        604,204
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          47,750      47,750
    Property operating
      expenses................    140,836         -        140,836
    Depreciation..............       -         119,375     119,375
                               -----------  ----------- -----------
    Total expenses............    140,836      167,125     307,961
                               -----------  ----------- -----------
    Net income (loss)......... $  463,368     (167,125)    296,243
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Mill Creek, Palos Park, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                            Mill Creek
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,085,374         -      1,085,374
    Additional rental income..    725,135         -        725,135
                               -----------  ----------- -----------
    Total income..............  1,810,509         -      1,810,509
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         113,600     113,600
    Property operating
      expenses................    778,792       45,000     823,792
    Interest expense..........       -         760,000     760,000
    Depreciation..............       -         272,500     272,500
                               -----------  ----------- -----------
    Total expenses............    778,792    1,191,100   1,969,892
                               -----------  ----------- -----------
    Net income (loss)......... $1,031,537   (1,191,100)   (159,383)
                               ===========  =========== ===========



    Acquisition of Prairie Square, Sun Prairie, Wisconsin

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X to the Pro Forma Adjustments:

                                          Prairie Square
                               -----------------------------------
                               Year Ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  315,796         -        315,796
    Additional rental income..     87,777         -         87,777
                               -----------  ----------- -----------
    Total income..............    403,573         -        403,573
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          31,000      31,000
    Property operating
      expenses................    130,448         -        130,448
    Depreciation..............       -          87,800      87,800
                               -----------  ----------- -----------
    Total expenses............    130,448      118,800     249,248
                               -----------  ----------- -----------
    Net income (loss)......... $  273,125     (118,800)    154,325
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of St. James Crossing, Westmont, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          St. James Crossing
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  720,615         -        720,615
    Additional rental income..    183,197         -        183,197
                               -----------  ----------- -----------
    Total income..............    903,812         -        903,812
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          74,770      74,770
    Property operating
      expenses................    257,225        8,000     265,225
    Depreciation..............       -         187,000     187,000
                               -----------  ----------- -----------
    Total expenses............    257,225      269,770     526,995
                               -----------  ----------- -----------
    Net income (loss)......... $  646,587     (269,770)    376,817
                               ===========  =========== ===========



    Acquisition of Chestnut Court, Darien, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Chestnut Court
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,197,317         -      1,197,317
    Lease termination income..    765,504     (765,504)       -
    Additional rental income..    306,682         -        306,682
                               -----------  ----------- -----------
    Total income..............  2,269,503     (765,504)  1,503,999
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         161,440     161,440
    Property operating
      expenses................    593,967         -        593,967
    Depreciation..............       -         403,600     403,600
                               -----------  ----------- -----------
    Total expenses............    593,967      565,040   1,159,007
                               -----------  ----------- -----------
    Net income (loss)......... $1,675,536   (1,330,544)    344,992
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Bergen Plaza, Oakdale, Minnesota

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Bergen Plaza
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,681,564         -      1,681,564
    Additional rental income..    980,649         -        980,649
                               -----------  ----------- -----------
    Total income..............  2,662,213         -      2,662,213
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         172,477     172,477
    Property operating
      expenses................  1,105,206         -      1,105,206
    Depreciation..............       -         431,200     431,200
                               -----------  ----------- -----------
    Total expenses............  1,105,206      603,677   1,708,883
                               -----------  ----------- -----------
    Net income (loss)......... $1,557,007     (603,677)    953,330
                               ===========  =========== ===========




    Acquisition of Western & Howard, Chicago, Illinois

    This pro forma adjustment reflects the purchase of Western & Howard as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                        Western & Howard
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  210,288         -        210,288
    Additional rental income..     69,180         -         69,180
                               -----------  ----------- -----------
    Total income..............    279,468        -         279,468
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          19,130      19,130
    Property operating
      expenses................     88,145         -         88,145
    Depreciation..............       -          47,825      47,825
                               -----------  ----------- -----------
    Total expenses............     88,145       66,955     155,100
                               -----------  ----------- -----------
    Net income (loss)......... $  191,323      (66,955)    124,368
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)



    Acquisition of Berwyn Plaza, Berwyn, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Berwyn Plaza
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  176,345         -        176,345
    Additional rental income..    131,460         -        131,460
                               -----------  ----------- -----------
    Total income..............    307,805         -        307,805
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          18,370      18,730
    Property operating
      expenses................    135,830       12,000     147,830
    Depreciation..............       -          45,925      45,925
                               -----------  ----------- -----------
    Total expenses............    135,830       76,295     212,125
                               -----------  ----------- -----------
    Net income (loss)......... $  171,975      (76,295)     95,680
                               ===========  =========== ===========




    Acquisition of Wauconda, Wauconda, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                            Wauconda
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  230,703         -        230,703
    Additional rental income..     72,913         -         72,913
                               -----------  ----------- -----------
    Total income..............    303,616         -        303,616
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          25,250      25,250
    Property operating
      expenses................     72,912         -         72,912
    Depreciation..............       -          63,125      63,125
                               -----------  ----------- -----------
    Total expenses............     72,912       88,375     161,287
                               -----------  ----------- -----------
    Net income (loss)......... $  230,704      (88,375)    142,329
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)



    Acquisition of High Point Centre, Madison, Wisconsin

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                        High Point Centre
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,078,701         -      1,078,701
    Additional rental income..    251,518         -        251,518
                               -----------  ----------- -----------
    Total income..............  1,330,219         -      1,330,219
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         103,540     103,540
    Property operating
      expenses................    258,583       47,000     305,583
    Depreciation..............       -         308,437     308,437
                               -----------  ----------- -----------
    Total expenses............    258,583      458,977     717,560
                               -----------  ----------- -----------
    Net income (loss)......... $1,071,636     (458,977)    612,659
                               ===========  =========== ===========




    Acquisition of Woodland Heights, Streamwood, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                        Woodland Heights
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  684,840         -        684,840
    Additional rental income..    754,544         -        754,544
                               -----------  ----------- -----------
    Total income..............  1,439,384         -      1,439,384
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          96,000      96,000
    Property operating
      expenses................    844,901         -        844,901
    Depreciation..............       -         233,333     233,333
                               -----------  ----------- -----------
    Total expenses............    844,901      329,333   1,174,234
                               -----------  ----------- -----------
    Net income (loss)......... $  594,483     (329,333)    265,150
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)



    Acquisition of Walgreens, Woodstock, Illinois

    This pro forma adjustment reflects the purchase of the Walgreens property as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the seller.

                                            Walgreens
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  110,800         -        110,800
    Additional rental income..       -            -           -
                               -----------  ----------- -----------
    Total income..............    110,800         -        110,800
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          11,620      11,620
    Property operating
      expenses................       -           4,986       4,986
    Depreciation..............       -          25,333      25,333
                               -----------  ----------- -----------
    Total expenses............       -          41,939      41,939
                               -----------  ----------- -----------
    Net income (loss)......... $  110,800      (41,939)     68,861
                               ===========  =========== ===========




    Acquisition of Winnetka Commons, New Hope, Minnesota

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                        Winnetka Commons
                               -----------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  453,321         -        453,321
    Additional rental income..    343,033         -        343,033
                               -----------  ----------- -----------
    Total income..............    796,354         -        796,354
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          44,350      44,350
    Property operating
      expenses................    327,566         -        327,566
    Depreciation..............       -          93,333      93,333
                               -----------  ----------- -----------
    Total expenses............    327,566      137,683     465,249
                               -----------  ----------- -----------
    Net income (loss)......... $  468,788     (137,683)    331,105
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)




    Acquisition of Schaumburg Plaza, Schaumburg, Illinois

    This pro forma adjustment reflects the purchase of Schaumburg Plaza as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                        Schaumburg Plaza
                               -------------------------------------
                                Year ended
                               December 31,  Pro Forma
                                  1997      Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  734,658         -        734,658
    Additional rental income..    315,191         -        315,191
                               -----------  ----------- -----------
    Total income..............  1,049,849         -      1,049,849
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          69,873      69,873
    Property operating
      expenses................    511,999         -        511,999
    Interest expense..........    379,254         -        379,254
    Depreciation..............       -         173,333     173,333
                               -----------  ----------- -----------
    Total expenses............    891,253      243,206   1,134,459
                               -----------  ----------- -----------
    Net income (loss)......... $  158,596     (243,206)    (84,610)
                               ===========  =========== ===========



    Acquisition of Eastgate, Lombard, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                             Eastgate
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  844,830         -        844,830
    Additional rental income..    200,749         -        200,749
                               -----------  ----------- -----------
    Total income..............  1,045,579         -      1,045,579
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          77,310      77,310
    Property operating
      expenses................    436,950         -        436,950
    Depreciation..............       -         172,500     172,500
                               -----------  ----------- -----------
    Total expenses............    436,950      249,810     686,760
                               -----------  ----------- -----------
    Net income (loss)......... $  608,629     (249,810)    358,819
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Park Center, Tinley Park, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                             Park Center
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,386,980         -      1,386,980
    Additional rental income..    532,465         -        532,465
                               -----------  ----------- -----------
    Total income..............  1,919,445         -      1,919,445
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         155,000     155,000
    Property operating
      expenses................  1,191,299       19,194   1,210,493
    Depreciation..............       -         387,500     387,500
                               -----------  ----------- -----------
    Total expenses............  1,191,299      561,694   1,752,993
                               -----------  ----------- -----------
    Net income (loss)......... $  728,146     (561,694)    166,452
                               ===========  =========== ===========


    Acquisition of Fairview Heights Plaza, Fairview Heights, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Fairview Heights
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,280,215         -      1,280,215
    Additional rental income..    315,356         -        315,356
                               -----------  ----------- -----------
    Total income..............  1,595,571         -      1,595,571
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         112,410     112,410
    Property operating
      expenses................    377,902        7,978     385,880
    Depreciation..............       -         283,333     283,333
                               -----------  ----------- -----------
    Total expenses............    377,902      403,721     781,623
                               -----------  ----------- -----------
    Net income (loss)......... $1,217,669     (403,721)    813,948
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Orland Greens, Orland Park, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Orland Greens
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  442,337         -        442,337
    Additional rental income..    492,656         -        492,656
                               -----------  ----------- -----------
    Total income..............    934,993         -        934,993
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          51,000      51,000
    Property operating
      expenses................    465,281        4,675     469,956
    Depreciation..............       -         126,667     126,667
                               -----------  ----------- -----------
    Total expenses............    465,281      182,342     647,623
                               -----------  ----------- -----------
    Net income (loss)......... $  469,712     (182,342)    287,370
                               ===========  =========== ===========


    Acquisition of Bakers Shoes, Chicago, Illinois

    This pro forma adjustment reflects the purchase of Bakers Shoes as if the Company had acquired the property as of January 1, 1997, and is based on information provided by the Seller.

                                             Bakers Shoes
                               ------------------------------------
                                Year Ended
                               December 31,  Pro Forma
                                   1997     Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  100,000         -        100,000
    Additional rental income..       -            -           -
                               -----------  ----------- -----------
    Total income..............    100,000         -        100,000
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -           9,630       9,630
    Property operating
      expenses................      4,500         -          4,500
    Depreciation..............       -          10,667      10,667
                               -----------  ----------- -----------
    Total expenses............      4,500       20,297      24,797
                               -----------  ----------- -----------
    Net income (loss)......... $   95,500      (20,297)     75,203
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Edinburgh Festival Center, Brooklyn Park, Minnesota

    Reconciliation of Gross income and Direct Operating Expenses for the period from July 1, 1997 (commencement of operations) to December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                      Edinburgh Festival Center
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  413,667         -        413,667
    Additional rental income..    168,097         -        168,097
                               -----------  ----------- -----------
    Total income..............    581,764         -        581,764
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          45,535      45,535
    Property operating
      expenses................    201,513         -        201,513
    Interest expense..........    145,687         -        145,687
    Depreciation..............       -         113,333     113,333
                               -----------  ----------- -----------
    Total expenses............    347,200      158,868     506,068
                               -----------  ----------- -----------
    Net income (loss)......... $  234,564     (158,868)     75,696
                               ===========  =========== ===========


    Acquisition of Woodfield Commons, Schaumburg, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Woodfield Commons
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $1,921,834         -      1,921,834
    Additional rental income..    643,583         -        643,583
                               -----------  ----------- -----------
    Total income..............  2,565,417         -      2,565,417
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -         270,000     270,000
    Property operating
      expenses................    931,032       45,821     976,853
    Depreciation..............       -         675,000     675,000
                               -----------  ----------- -----------
    Total expenses............    931,032      990,821   1,921,853
                               -----------  ----------- -----------
    Net income (loss)......... $1,634,385     (990,821)    643,564
                               ===========  =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1997
                                  (unaudited)


    Acquisition of Two Rivers, Bolingbrook, Illinois

    Reconciliation of Gross income and Direct Operating Expenses for the year ended December 31, 1997 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                             Two Rivers
                               -------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               -----------  ----------- -----------
    Rental income............. $  678,750         -        678,750
    Additional rental income..    147,199         -        147,199
                               -----------  ----------- -----------
    Total income..............    825,949         -        825,949
                               -----------  ----------- -----------
    Advisor asset
      management fee..........       -          67,700      67,700
    Property operating
      expenses................    179,718         -        179,718
    Depreciation..............       -         163,333     163,333
                               -----------  ----------- -----------
    Total expenses............    179,718      231,033     410,751
                               -----------  ----------- -----------
    Net income (loss)......... $  646,231     (231,033)    415,198
                               ===========  =========== ===========



(D) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(E) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(F) The pro forma weighted average common stock shares for the year ended December 31, 1997 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

(G) Advisor Asset Management Fees are calculated as 1% of the Average Invested Assets (as defined).

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of High Point Centre for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of High Point Centre's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of High Point Centre for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
April 15, 1998

                               High Point Centre
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $1,078,701
  Operating expense and real estate
    tax recoveries................................    251,518
                                                   -----------
  Total Gross Income..............................  1,330,919
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................    147,562
  Operating expenses..............................     78,273
  Management fees.................................     12,000
  Insurance.......................................      5,176
  Utilities.......................................     15,572
                                                   -----------
  Total direct operating expenses.................    258,583
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $1,071,636
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                               High Point Centre
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    High Point Centre is located in Madison, Wisconsin. It consists of approximately 86,000 square feet of gross leasable area and was 100% leased and occupied at December 31, 1997. Approximately 10% of High Point Centre is leased to one tenant representing approximately 13% of total rental income. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of High Point Centre from an unaffiliated third party (Seller).

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of High Point Centre's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of High Point Centre to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    High Point Centre leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which High Point Centre is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1997 expenses for which the tenants have not yet been billed.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $48,627 for the year ended December 31, 1997.

                               High Point Centre
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $ 1,051,960
                                1999            972,278
                                2000            748,162
                                2001            653,440
                                2002            548,338
                              Thereafter      1,531,731
                                            -----------
                                            $ 5,506,909
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of High Point Centre. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    High Point Centre is managed by an affiliate of the seller pursuant to the terms of a management agreement for an annual fee of $12,000. Subsequent to the sale of High Point Centre (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Woodland Heights Shopping Center for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Woodland Heights Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Woodland Heights Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
May 28, 1998

                       Woodland Heights Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $  684,840
  Operating expense and real estate
    tax recoveries................................    609,728
  Percentage rent.................................    144,816
                                                   -----------
  Total Gross Income..............................  1,439,384
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................    455,110
  Operating expenses..............................    320,239
  Management fees.................................     38,307
  Insurance.......................................     17,725
  Utilities.......................................     13,520
                                                   -----------
  Total direct operating expenses.................    844,901
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  594,483
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                       Woodland Heights Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Woodland Heights Shopping Center is located in Streamwood, Illinois. It consists of approximately 120,436 square feet of gross leasable area and was 86% leased and occupied at December 31, 1997. Approximately 50% of Woodland Heights Shopping Center is leased to one tenant representing approximately 34% of base rental income. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Woodland Heights Shopping Center from an unaffiliated third party (Seller).

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Woodland Heights Shopping Center's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Woodland Heights Shopping Center to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Woodland Heights Shopping Center leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Woodland Heights Shopping Center is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1997 expenses for which the tenants have not yet been billed. Certain of the leases provide for payment of contingent rentals based on a percentage applied to the amount by which the tenants' sales exceed predetermined levels. Certain leases contain renewal options for various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $84,084 for the year ended December 31, 1997.

                       Woodland Heights Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $   785,428
                                1999            713,022
                                2000            728,200
                                2001            675,880
                                2002            645,562
                              Thereafter      4,077,930
                                            -----------
                                            $ 7,626,022
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Woodland Heights Shopping Center. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Woodland Heights Shopping Center had not received its final real estate tax bill for 1997. Real estate tax expense is estimated based upon bills for 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    Woodland Heights Shopping Center is managed by an affiliate of the seller pursuant to the terms of a management agreement for an annual fee of 5% of base and percentage rents. Subsequent to the sale of Woodland Heights Shopping Center (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Eastgate Shopping Center for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Eastgate Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Eastgate Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
May 28, 1998

                           Eastgate Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $  844,830
  Operating expense and real estate
    tax recoveries................................    184,481
  Other income....................................     16,268
                                                   -----------
  Total Gross Income..............................  1,045,579
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................    119,007
  Operating expenses..............................    129,262
  Management fees.................................    125,143
  Insurance.......................................     12,574
  Utilities.......................................     50,964
                                                   -----------
  Total direct operating expenses.................    436,950
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  608,629
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                           Eastgate Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Eastgate Shopping Center is located in Lombard, Illinois. It consists of approximately 132,500 square feet of gross leasable area and was 86% leased and occupied at December 31, 1997. Approximately 20% of Eastgate Shopping Center is leased to one tenant representing approximately 25% of base rental income. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Eastgate Shopping Center from an unaffiliated third party (Seller).

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Eastgate Shopping Center's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Eastgate Shopping Center to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Eastgate Shopping Center leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Eastgate Shopping Center is reimbursed for common area, real estate, and insurance costs. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1997 expenses for which the tenants have not yet been billed. Certain leases contain renewal options for various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments decreased base rental income by $47,688 for the year ended December 31, 1997.

                           Eastgate Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $   850,838
                                1999            728,528
                                2000            607,207
                                2001            434,352
                                2002            346,391
                              Thereafter        311,329
                                            -----------
                                            $ 3,278,645
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Eastgate Shopping Center. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Eastgate Shopping Center is managed by an affiliate of the seller pursuant to the terms of a management agreement for an annual fee of 5% of base rents and reimbursement of salaries for related property management personnel of approximately $69,000 for the year ended December 31, 1997. Subsequent to the sale of Eastgate Shopping Center (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Winnetka Commons Shopping Center for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Winnetka Commons Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Winnetka Commons Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
June 19, 1998

                       Winnetka Commons Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $  453,321
  Operating expense and real estate
    tax recoveries................................    321,438
  Percentage rent.................................     21,595
                                                   -----------
  Total Gross Income..............................    796,354
                                                   -----------
Direct operating expenses:
  Real estate taxes...............................    182,096
  Operating expenses..............................     85,231
  Management fees.................................     13,207
  Insurance.......................................     42,153
  Utilities.......................................      4,879
                                                   -----------
  Total direct operating expenses.................    327,566
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  468,788
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                       Winnetka Commons Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Winnetka Commons Shopping Center is located in New Hope, Minnesota. It consists of approximately 42,000 square feet of gross leasable area and was 100% leased and occupied at December 31, 1997. Approximately 28% of Winnetka Commons Shopping Center is leased to one tenant representing approximately 30% of base rental income. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Winnetka Commons Shopping Center from an unaffiliated third party (Seller).

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Winnetka Commons Shopping Center's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Winnetka Commons Shopping Center to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Winnetka Commons Shopping Center leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Winnetka Commons Shopping Center is reimbursed for common area, real estate, and insurance costs. Certain of the leases provide for payment of contingent rentals based on a percentage applied to the amount by which the tenants' sales exceed predetermined levels. Certain leases contain renewal options for various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $22,544 for the year ended December 31, 1997.

                       Winnetka Commons Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $   457,564
                                1999            464,388
                                2000            441,459
                                2001            368,997
                                2002            308,234
                              Thereafter      4,327,364
                                            -----------
                                            $ 6,368,006
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Winnetka Commons Shopping Center. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Winnetka Commons Shopping Center is managed pursuant to the terms of a management agreement for an annual fee of 5% of base rents. Subsequent to the sale of Winnetka Commons Shopping Center (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Fairview Heights Plaza for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Fairview Heights Plaza's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Fairview Heights Plaza for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
August 21, 1998

                            Fairview Heights Plaza
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $1,280,215
  Operating expense and real estate
    tax recoveries................................    314,592
  Other income....................................        764
                                                   -----------
  Total Gross Income..............................  1,595,571
                                                   -----------
Direct operating expenses:
  Operating expenses..............................    113,763
  Real estate taxes...............................    168,311
  Utilities.......................................      8,194
  Insurance.......................................     23,623
  Management fees.................................     64,011
                                                   -----------
  Total direct operating expenses.................    377,902
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $1,217,669
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                            Fairview Heights Plaza
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Fairview Heights Plaza is located in Fairview Heights, Illinois. It consists of 168,291 square feet of gross leasable area and was 100% leased and occupied at December 31, 1997. Approximately 30% of Fairview Heights Plaza is leased to one tenant representing 32% of base rental income. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Fairview Heights Plaza from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Fairview Heights Plaza's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Fairview Heights Plaza to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Fairview Heights Plaza leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Fairview Heights Plaza is reimbursed for common area, real estate, and insurance costs.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $53,597 for the year ended December 31, 1997.

                            Fairview Heights Plaza
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $ 1,252,530
                                1999          1,285,969
                                2000          1,314,733
                                2001          1,158,472
                                2002          1,046,609
                              Thereafter      5,953,085
                                            -----------
                                            $12,011,398
                                            ===========

4.  Direct Operating Expenses

    Direct  operating  expenses  include  only   those  costs  expected  to  be
    comparable to the proposed future operations of Fairview Heights Plaza. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Fairview Heights Plaza is managed pursuant to the terms of a management agreement for 5% of gross rents per month. Subsequent to the sale of Fairview Heights Plaza (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Orland Greens for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Orland Greens's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Orland Greens for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
August 4, 1998

                                 Orland Greens
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $  442,337
  Percentage rental income........................    154,099
  Operating expense and real estate
    tax recoveries................................    338,557
                                                   -----------
  Total Gross Income..............................    934,993
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     76,722
  Bad debt expense................................     72,638
  Real estate taxes...............................    265,354
  Utilities.......................................      6,649
  Insurance.......................................      6,518
  Management fees.................................     37,400
                                                   -----------
  Total direct operating expenses.................    465,281
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  469,712
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                                 Orland Greens
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Orland Greens is located in Orland Park, Illinois. It consists of approximately 45,000 square feet of gross leasable area and was 96% leased and occupied at December 31, 1997. Approximately 61% of Orland Greens is leased to two tenants representing 45% of base rental income. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Orland Greens from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Orland Greens's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Orland Greens to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Orland Greens leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Orland Greens is reimbursed for common area, real estate, and insurance costs. Certain of the leases provide for payment of contingent rentals based on a percentage applied to the amount by which the tenants' sale exceed predetermined levels. Certain leases contain renewal options at various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $2,935 for the year ended December 31, 1997.

                                 Orland Greens
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $   454,909
                                1999            410,169
                                2000            304,158
                                2001            296,042
                                2002            210,072
                              Thereafter      1,991,200
                                            -----------
                                            $ 3,666,550
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Orland Greens. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    For  the  year  ended  December   31,  1997,  Orland  Greens  has  reserved
    approximately $72,000 relating to estimated uncollectible operating expense recoveries.

    Orland Greens had not received its final real estate tax bill for 1997. Real estate tax expense is estimated upon bills for 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    Orland Greens is managed pursuant to the terms of a management agreement for 4% of gross rents per month. Subsequent to the sale of Orland Greens (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Edinburgh Festival Center for the period from July 1, 1997 (commencement of operations) to December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Edinburgh Festival Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Edinburgh Festival Center for the period July 1, 1997 (commencement of operations) to December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
August 20, 1998

                           Edinburgh Festival Center
       Historical Summary of Gross Income and Direct Operating Expenses
         For the period from July 1, 1997 (commencement of operations)
                             to December 31, 1997




Gross income:
  Base rental income.............................. $  413,667
  Percentage rental income........................      7,613
  Operating expense and real estate
    tax recoveries................................    160,484
                                                   -----------
  Total Gross Income..............................    581,764
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     67,492
  Real estate taxes...............................     88,893
  Utilities.......................................     11,753
  Insurance.......................................      6,780
  Management fees.................................     26,595
  Interest expense................................    145,687
                                                   -----------
  Total direct operating expenses.................    347,200
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  234,564
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                           Edinburgh Festival Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
         For the Period from July 1, 1997 (commencement of operations)
                             to December 31, 1997



1.  Business

    Edinburgh Festival Center (Edinburgh) is located in Brooklyn Park, Minnesota. It consists of approximately 92,000 square feet of gross leasable area and was 91% leased and occupied at December 31, 1997. Construction on Edinburgh was substantially completed on July 1, 1997 and commenced operations as of this date. Accordingly, the Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been presented from the period from July 1, 1997 to December 31, 1997. Approximately 59% of Edinburgh is leased to one tenant representing 56% of base rental income. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Edinburgh from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of
    Edinburgh's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Edinburgh to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Edinburgh leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Edinburgh is reimbursed for common area, real estate, and insurance costs. Certain of the leases provide for payment of contingent rentals based on a percentage applied to the amount by which the tenants' sales exceed predetermined levels. Certain leases contain renewal options at various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $26,922 for the year ended December 31, 1997.

                           Edinburgh Festival Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
         For the period from July 1, 1997 (commencement of operations)
                             to December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $   732,880
                                1999            739,193
                                2000            745,506
                                2001            752,134
                                2002            750,096
                              Thereafter      7,350,065
                                            -----------
                                            $11,069,874
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Edinburgh. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Edinburgh is managed pursuant to the terms of a management agreement for 5% of gross rents per month. Subsequent to the sale of Edinburgh (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

    Inland Real Estate Corporation will assume the outstanding mortgage debt related to Edinburgh of approximately $4,625,000 in connection with the acquisition. The debt to be assumed is due September, 2008, has an annual interest rate of 6.30%, and requires interest only payments.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Park Center Plaza for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Park Center Plaza's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Park Center Plaza for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
August 10, 1998

                               Park Center Plaza
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $1,386,980
  Operating expense and real estate
    tax recoveries................................    532,465
                                                   -----------
  Total Gross Income..............................  1,919,445
                                                   -----------
Direct operating expenses:
  Operating expenses..............................    159,571
  Real estate taxes...............................    849,534
  Utilities.......................................     70,006
  Insurance.......................................     44,616
  Management fees.................................     67,572
                                                   -----------
  Total direct operating expenses.................  1,191,299
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  728,146
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                               Park Center Plaza
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Park Center Plaza is located in Tinley Park, Illinois. It consists of 193,179 square feet of gross leasable area and was 72% leased and occupied at December 31, 1997. Approximately 32% of Park Center Plaza is leased to one tenant representing 29% of base rental income. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Park Center Plaza from an unaffiliated third party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Park
    Center Plaza's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Park Center Plaza to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Park Center Plaza leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Park Center Plaza is reimbursed for common area, real estate, and insurance costs.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $8,022 for the year ended December 31, 1997.

                               Park Center Plaza
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $ 1,424,393
                                1999          1,053,200
                                2000            985,081
                                2001            929,497
                                2002            811,641
                              Thereafter      4,885,661
                                            -----------
                                            $10,089,473
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Park Center Plaza. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Park Center Plaza had not received its final real estate tax bill for 1997. Real estate tax expense is estimated upon bills for 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    Park Center  Plaza  is  managed  pursuant  to  the  terms  of  a management agreement for the  greater  of  $5,000  or  3%  of  gross  rents per month.
    Subsequent to the sale of Park Center Plaza (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Woodfield Commons Shopping Center
for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Woodfield Commons Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Woodfield Commons Shopping Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
August 27, 1998

                       Woodfield Commons Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $1,921,834
  Operating expense and real estate
    tax recoveries................................    651,634
  Tenant service income...........................     (8,051)
                                                   -----------
  Total Gross Income..............................  2,565,417
                                                   -----------
Direct operating expenses:
  Operating expenses..............................    120,071
  Real estate taxes...............................    724,600
  Utilities.......................................      7,996
  Insurance.......................................      8,742
  Management fees.................................     69,623
                                                   -----------
  Total direct operating expenses.................    931,032
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $1,634,385
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                       Woodfield Commons Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Woodfield Commons Shopping Center (Woodfield Commons) is located in Schaumburg, Illinois. It consists of approximately 206,000 square feet of gross leasable area. During 1997, a portion of Woodfield Commons was demolished and was in the process of being rebuilt as of December 31, 1997. Approximately 40,000 of the square feet was under construction as of December 31, 1997. The remaining 166,000 available square feet was 93% leased and occupied at December 31, 1997. Approximately 34% of Woodfield Commons is leased to two tenants representing approximately 28% of base rental income. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Woodfield Commons from an unaffiliated third party (Seller).

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Woodfield Common's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Woodfield Commons to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Woodfield Commons leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Woodfield Commons is reimbursed for common area, real estate, and insurance costs. Certain of the leases provide for payment of contingent rentals based on a percentage applied to the amount by which the tenants' sales exceed predetermined levels. Certain leases contain renewal options at various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $65,487 for the year ended December 31, 1997.

                       Woodfield Commons Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $ 2,201,712
                                1999          2,294,128
                                2000          2,146,297
                                2001          1,936,006
                                2002          1,779,084
                              Thereafter     11,590,830
                                            -----------
                                            $21,948,057
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Woodfield Commons. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Woodfield Commons had not received its final real estate tax bill for 1997. Real estate tax expense is estimated upon bills for 1996. The difference between the estimate and the final tax bill is not expected to have a material impact on the Historical Summary.

    An affiliate of the seller provides management services for Woodfield Commons based on a percentage of gross income for such services. Subsequent to the sale of Woodfield Commons (note 1), Woodfield Commons will be managed by an affiliate of Inland Real Estate Corporation and the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Two Rivers Plaza for the year ended December 31, 1997. This Historical Summary is the responsibility of the management of Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. The presentation is not intended to be a complete presentation of Two Rivers Plaza's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Two Rivers Plaza for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


                                                        KPMG Peat Marwick LLP


Chicago, Illinois
September 25, 1998

                               Two Rivers Plaza
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997




Gross income:
  Base rental income.............................. $  678,750
  Operating expense and real estate
    tax recoveries................................    147,199
                                                   -----------
  Total Gross Income..............................    825,949
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     41,937
  Real estate taxes...............................     79,428
  Utilities.......................................      9,203
  Insurance.......................................     12,783
  Management fees.................................     36,367
                                                   -----------
  Total direct operating expenses.................    179,718
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  646,231
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                               Two Rivers Plaza
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


1.  Business

    Two Rivers Plaza (Two Rivers) is located in Bolingbrook, Illinois. It consists of approximately 58,000 square feet of gross leasable area and was 100% leased and occupied at December 31, 1997. Approximately 53% of Two Rivers is leased to one tenant representing approximately 40% of base rental income. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Two Rivers from an unaffiliated third party (the Seller). Two Rivers is located on a land parcel which includes four other buildings (the Complex). The other buildings will not be acquired by Inland Real Estate Corporation; however, they do share in the total operating expenses and utilities of the Complex (note 4).

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Two Rivers's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Two Rivers to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Two Rivers leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Two Rivers is reimbursed for common area, real estate, and insurance costs. Certain leases contain renewal options at various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $8,860 for the year ended December 31, 1997.

                               Two Rivers Plaza
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1997


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1997 are as follows:

                                Year          Amount
                                ----          ------
                                1998        $   672,515
                                1999            672,039
                                2000            618,418
                                2001            622,329
                                2002            624,369
                              Thereafter      2,637,049
                                            -----------
                                            $ 5,846,719
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Two Rivers. Costs such as mortgage interest, depreciation, amortization and professional fees are excluded from the Historical Summary.

    Operating expenses and utilities are allocated to Two Rivers generally based upon its relative square footage to the total square footage of the Complex.

    An affiliate of the Seller provides management services for Two Rivers pursuant to the terms of a management agreement for 5% of gross rents or a minimum of $3,000 per month. Subsequent to the sale of Two Rivers (note
    1), the  current  management  agreement  will  cease.    Any new management
    agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.





















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